UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2015
MYLAN N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands	333-199861	98-1189497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire	AL10 9UL
(Address of Principal Executive Offices)	(Zip Code)

+44 (0) 1707 853 000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events

On June 8, 2015, Mylan N.V. (“Mylan”) sent a letter to Teva Pharmaceutical Industries Ltd. (“Teva”) Chief Executive Officer Erez Vigodman with a copy to the Chairman of the Teva Board of Directors Prof. Yitzhak Peterburg.  The full text of the letter is set forth below:

June 8, 2015

Erez Vigodman
Chief Executive Officer
Teva Pharmaceutical Industries, Ltd.
5 Basel St.
P.O. Box 3190 Petach Tikva
Israel 49131

cc:    Prof. Yitzhak Peterburg
Chairman of the Board of Directors

Dear Erez,

Thank you for your letter of earlier today.  Unfortunately, the letter does not answer any of the key questions for our Board of Directors or for Mylan’s stakeholders. As a result, your public statements continue to leave Mylan and its stakeholders with great uncertainty regarding Teva’s intentions.

Therefore, I ask that you simply provide our Board and stakeholders clear and specific answers to the following two questions -- just straightforward answers to straightforward questions:

1.	Is Teva planning to quickly make a legally binding exchange offer to acquire Mylan in order to provide clarity to our Board of Directors, Mylan, and its stakeholders?

2.
If Teva is committed to making a legally binding exchange offer, will it contain a "hell or high water" provision whereby Teva will agree to whatever the U.S. FTC requires in order to clear the transaction under the HSR rules?

Mylan’s Board looks forward to a prompt reply containing your answers.

Best regards,

/s/ Robert J. Coury

Robert J. Coury
Executive Chairman

cc:    Mylan N.V. Board of Directors

RESPONSIBILITY STATEMENT

The directors of Mylan N.V. accept responsibility for the information contained in this report. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case) the information contained in this report is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2013 (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of ‘relevant securities’ of Perrigo or Mylan, all ‘dealings’ in any ‘relevant securities’ of Perrigo Company plc (“Perrigo”) or Mylan (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 pm (New York time) on the ‘business’ day following the date of the relevant transaction. This requirement will continue until the date on which the ‘offer period’ ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Perrigo or Mylan, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.
Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Perrigo by Mylan or ‘relevant securities’ of Mylan by Perrigo, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (New York time) on the ‘business’ day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

Interests in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

Goldman Sachs, which is authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting for Mylan and no one else in connection with the proposed acquisition of Perrigo by Mylan (the “Perrigo Proposal”) and will not be responsible to anyone other than Mylan for providing the protections afforded to clients of Goldman Sachs, or for giving advice in connection with the Perrigo Proposal or any matter referred to herein.

Goldman Sachs does not accept any responsibility whatsoever for the contents of this report or for any statement made or purported to be made by them or on their behalf in connection with the offer. Goldman Sachs accordingly disclaims all and any liability whether arising in tort, contract or otherwise which it might otherwise have in respect of this report or any such statement.

ADDITIONAL INFORMATION

In connection with the Perrigo Proposal, Mylan has filed certain materials with the Securities and Exchange Commission (the “SEC”), including, among other materials, a Registration Statement on Form S-4 (that includes an offer to exchange/prospectus) on May 5, 2015 (which Registration Statement has not yet been declared effective) and a preliminary proxy statement on Schedule 14A on May 5, 2015. In connection with the Perrigo Proposal, Mylan intends to file with the SEC a Tender Offer Statement on Schedule TO and certain other materials. This report is not intended to be, and is not, a substitute for such filings or for any other document that Mylan may file with the SEC in connection with the Perrigo Proposal. INVESTORS AND SECURITYHOLDERS OF MYLAN AND PERRIGO ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY (IF AND WHEN THEY BECOME AVAILABLE) BEFORE MAKING AN INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, PERRIGO AND THE PERRIGO PROPOSAL. Such documents will be available free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to Mylan at 724-514-1813 orinvestor.relations@mylan.com. Any materials filed by Mylan with the SEC that are required to be mailed to shareholders of Perrigo and/or Mylan will also be mailed to such shareholders. This report has been prepared in accordance with U.S. securities law, Irish law and the Irish Takeover Rules.

PARTICIPANTS IN SOLICITATION

This report is not a solicitation of a proxy from any investor or shareholder. However, Mylan and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the Perrigo Proposal under the rules of the SEC. Information regarding Mylan’s directors and executive officers may be found in the Mylan proxy statement/prospectus on Form S-4 filed with the SEC on December 23, 2014 and Mylan Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on March 2, 2015 and amended on April 30, 2015. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants, which may, in some cases, be different than those of Mylan’s shareholders generally, will also be included in the materials that Mylan intends to file with the SEC when they become available.

NON-SOLICITATION

This report is not intended to, and does not, constitute or form part of (1) any offer or invitation to purchase or otherwise acquire, subscribe for, tender, exchange, sell or otherwise dispose of any securities, (2) the solicitation of an offer or invitation to purchase or otherwise acquire, subscribe for, sell or otherwise dispose of any securities or (3) the solicitation of any vote or approval in any jurisdiction pursuant to this report or otherwise, nor will there be any acquisition or disposition of the securities referred to in this report in any jurisdiction in contravention of applicable law or regulation. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FURTHER INFORMATION

The distribution of this report in certain jurisdictions may be restricted or affected by the laws of such jurisdictions. Accordingly, copies of this report are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore, persons who receive this report (including, without limitation, nominees, trustees and custodians) and are subject to the laws of any such jurisdiction will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, Mylan disclaims any responsibility or liability for the violations of any such restrictions by any person.

TRADEMARK DISCLAIMER

All trademarks, trade names, product names, graphics and logos of Mylan or any of its affiliates contained herein are trademarks, registered trademarks or trade dress of Mylan or such affiliate in the United States and/or other countries. All other trademarks, trade names, product names and logos contained herein are the property of their respective owners. The use or display of other parties’ trademarks, trade names, product names or logos is not intended to imply, and should not be construed to imply, a relationship with, or endorsement or sponsorship of Mylan by such other party.

FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements.” Such forward-looking statements may include, without limitation, statements about the Perrigo Proposal, Mylan’s acquisition (the “EPD Transaction”) of Mylan Inc. and Abbott Laboratories’ non-U.S. developed markets specialty and branded generics business (the “EPD Business”), the benefits and synergies of the Perrigo Proposal or EPD Transaction, future opportunities for Mylan, Perrigo, or the combined company and products, and any other statements regarding Mylan’s, Perrigo’s, or the combined company’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition, and other expectations and targets for future periods. These may often be identified by the use of words such as “will,” “may,” “could,” “should,” “would,” “project,” “believe,” “anticipate,” “expect,” “plan,” “estimate,” “forecast, “potential,” “intend,” “continue,” “target” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: uncertainties related to the Perrigo Proposal, including as to the timing of the offer and compulsory acquisition, whether Perrigo will cooperate with Mylan and whether Mylan will be able to consummate the offer and compulsory acquisition, whether Mylan shareholders will provide the requisite approvals for the Perrigo Proposal, the possibility that competing offers will be made, the possibility that the conditions to the consummation of the offer will not be satisfied, and the possibility that Mylan will be unable to obtain regulatory approvals for the offer and compulsory acquisition or be required, as a condition to obtaining regulatory approvals, to accept conditions that could reduce the anticipated benefits of the offer and compulsory acquisition; the ability to meet expectations regarding the accounting and tax treatments of a transaction relating to the Perrigo Proposal and the EPD Transaction; changes in relevant tax and other laws, including but not limited to changes in healthcare and pharmaceutical laws and regulations in the U.S. and abroad; the integration of Perrigo and the EPD Business being more difficult, time-consuming, or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients, or suppliers) being greater than expected following the Perrigo Proposal and the EPD Transaction; the retention of certain key employees of Perrigo and the EPD Business being difficult; the possibility that Mylan may be unable to achieve expected synergies and operating efficiencies in connection with the Perrigo Proposal and the EPD Transaction within the expected time-frames or at all and to successfully integrate Perrigo and the EPD Business; expected or targeted future financial and operating performance and results; challenges to our business and strategic plans posed by the recent unsolicited business proposal made by Teva to acquire all of our outstanding shares; the capacity to bring new products to market, including but not limited to where Mylan uses its business judgment and decides to manufacture, market, and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); success of clinical trials and our ability to execute on new product opportunities; the scope, timing, and outcome of any ongoing legal proceedings and the impact of any such proceedings on financial condition, results of operations and/or cash flows; the ability to protect intellectual property and preserve intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third- party relationships; the impact of competition; changes in the economic and financial conditions of the businesses of Mylan, Perrigo, or the combined company; the inherent challenges, risks, and costs in identifying, acquiring, and integrating complementary or strategic acquisitions of other companies, products or assets and in achieving anticipated synergies; uncertainties and matters beyond the control of management; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with accounting principles generally accepted in the United States of America and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with Mylan’s business activities, see the risks described in Mylan’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and our other filings with the SEC. These risks, as well as other risks associated with Mylan, Perrigo, and the combined company are also more fully discussed in the Registration Statement on Form S-4 and the proxy statement that Mylan filed with the SEC on May 5, 2015 in connection with the Perrigo Proposal. You can access Mylan’s filings with the SEC through the SEC website atwww.sec.gov, and Mylan strongly encourages you to do so. Except as required by applicable law, Mylan undertakes no obligation to update any statements herein for revisions or changes after the date of this report. Long-term targets, including, but not limited to, 2018 targets, do not represent Mylan guidance.

NO PROFIT FORECAST / ASSET VALUATIONS

No statement in this report is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Mylan or Perrigo as appropriate. No statement in this report constitutes an asset valuation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mylan N.V.

Date:	June 8, 2015	By:	/s/ John D. Sheehan
Name: John D. Sheehan
Title: Executive Vice President and Chief Financial Officer